CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to incorporation by reference in the registration statements on Form S-8 of theglobe.com, inc. of our report dated August 11, 2004 relating to the consolidated financial statements of SendTec, Inc. and subsidiary for the years ended December 31, 2003 and 2002, which appears in the Form 8-K/A-1 of theglobe.com, inc. dated September 21, 2004.


GREGORY, SHARER & STUART, P.A.


St. Petersburg, Florida
September 21, 2004